UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2012

LIGAND PHARMACEUTICALS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11085 North Torrey Pines Road, Suite 100, La Jolla, California 92037

(Address of principal executive offices) (Zip Code)

(858) 550-7500

(Registrant’s telephone number, including area code)

11085 North Torrey Pines Road, Suite 300, La Jolla, California 92037

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously announced, on January 24, 2011, Ligand and certain of its subsidiaries entered into a Loan and Security Agreement (the “Loan and Security Agreement”) with Oxford Finance Corporation. The Loan and Security Agreement provided for Oxford Finance Corporation to make a $20,000,000 term loan to Ligand, and Ligand immediately borrowed the $20,000,000. All outstanding amounts under this original Loan and Security Agreement bear interest at a fixed rate equal to 8.63% per year, which interest, along with amortized principal, is payable on a monthly basis. The Loan and Security Agreement also contains customary covenants regarding operations of Ligand’s business. So long as Ligand is not in default of any of its obligations under the Loan and Security Agreement, the term loan was to begin amortization on March 1, 2012, provided that, through January 24, 2012, as long as Ligand is not in default of any of its obligations, Ligand could elect to have the loan begin amortization on March 1, 2013. The maturity date of the term loan is August 1, 2014.

If Ligand prepays the term loan after January 24, 2012, Ligand must pay an additional amount equal to 1.0% of the principal amount of the term loan prepaid.

Upon final repayment of the term loan on the maturity date, by prepayment, or upon acceleration of the term loan, Ligand also must make an additional final payment of $1,200,000.

To secure Ligand’s repayment obligations under the Loan and Security Agreement, Oxford Finance Corporation obtained a first priority security interest in all of Ligand’s assets, excluding intellectual property.

On April 29, 2011, October 28, 2011 and November 23, 2011, respectively, Ligand and certain of its subsidiaries and Oxford Finance LLC (as successor in interest to Oxford Finance Corporation) entered into amendments to the Loan and Security Agreement. These amendments did not change the (Oxford) loan amount, interest rate, interest payment schedule and maturity date established in the Loan and Security Agreement.

On January 18, 2012, Ligand elected to have the term loan under the Loan and Security Agreement begin amortization on March 1, 2013, instead of beginning amortization on March 1, 2012. This election did not change the August 1, 2014 maturity date of the term loan.

On January 23, 2012, Ligand and certain of its subsidiaries and Oxford Finance LLC entered into a Fourth Amendment to Loan and Security Agreement (the “Fourth Amendment to Loan and Security Agreement”). The Fourth Amendment to Loan and Security Agreement increased the Loan and Security Agreement’s secured term loan credit facility from $20,000,000 to up to $30,000,000; Ligand immediately borrowed $7,500,000 of the additionally-authorized $10,000,000 against two Secured Promissory Notes. Ligand has the right until April 30, 2012 to elect to borrow the remaining available $2,500,000. The additional $7,500,000 loan bears interest at (and the additional $2,500,000 loan would bear interest at) a fixed rate equal to the greater of (i) 8.81% per year and (ii) the sum of (a) 8.34% plus (b) the 3-month LIBOR rate reported in The Wall Street Journal three business days before the loan amounts are funded to Ligand, which interest, along with amortized principal, is payable on a monthly basis. Amortization commences on March 1, 2013 and the maturity date of the term loan is August 1, 2014, and the other material terms of the Loan and Security Agreement remain unchanged.

The foregoing summary of the material terms of the Fourth Amendment to Loan and Security Agreement and the two Secured Promissory Notes do not purport to be complete and are qualified in their entirety by reference to the Fourth Amendment to Loan and Security Agreement and the two Secured Promissory Notes, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above regarding the Fourth Amendment to Loan and Security Agreement and the two Secured Promissory Notes with a combined principal amount of $7,500,000 is incorporated by reference.

Item 8.01	Other Events.

As previously announced, on March 31, 2011, Ligand entered into a Loan and Security Agreement (the “Square 1 Loan and Security Agreement”) with Square 1 Bank (“Square 1”). The Square 1 Loan and Security Agreement established a cash-collateralized revolving line of credit facility under which Square 1 loaned $5,000,000 to Ligand. All outstanding amounts under the Square 1 Loan and Security Agreement bear interest at a floating rate equal to 200 basis points above the prime rate. Interest is payable on a monthly basis. The maturity date of the revolving line of credit facility is March 29, 2012.

Also, as previously announced, on April 29, 2011, Ligand and Square 1 entered into a First Amendment to Loan and Security Agreement (the “Square 1 First Amendment to Loan and Security Agreement”). The Square 1 First Amendment to Loan and Security Agreement increased the Square 1 Loan and Security Agreement’s cash-collateralized revolving line of credit facility from $5,000,000 to $10,000,000; Ligand immediately borrowed the full additionally-authorized $5,000,000. The Square 1 First Amendment to Loan and Security Agreement did not change the interest rate, interest payment schedule and maturity date established in the Square 1 Loan and Security Agreement.

On January 20, 2012, Ligand prepaid $4,500,000 of principal pursuant to the Square 1 Loan and Security Agreement, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Fourth Amendment to Loan and Security Agreement, by and between Ligand Pharmaceuticals Incorporated and certain of its subsidiaries and Oxford Finance LLC, dated January 23, 2012

10.2	Secured Promissory Note ($4,000,000 principal amount) made by Ligand Pharmaceuticals Incorporated and certain of its subsidiaries in favor of Oxford Finance LLC, dated January 23, 2012

10.3	Secured Promissory Note ($3,500,000 principal amount) made by Ligand Pharmaceuticals Incorporated and certain of its subsidiaries in favor of Oxford Finance LLC, dated January 23, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: January 26, 2012
	By:	/s/ Charles S. Berkman
	Name:	Charles S. Berkman
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fourth Amendment to Loan and Security Agreement, by and between Ligand Pharmaceuticals Incorporated and certain of its subsidiaries and Oxford Finance LLC, dated January 23, 2012

10.2	Secured Promissory Note ($4,000,000 principal amount) made by Ligand Pharmaceuticals Incorporated and certain of its subsidiaries in favor of Oxford Finance LLC, dated January 23, 2012

10.3	Secured Promissory Note ($3,500,000 principal amount) made by Ligand Pharmaceuticals Incorporated and certain of its subsidiaries in favor of Oxford Finance LLC, dated January 23, 2012